UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 21, 2005

Financial Security Assurance Holdings Ltd.

(Exact name of registrant as specified in its charter)

New York	1-12644	13-3261323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 West 52nd Street, New York, NY		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (212) 826-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 420.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                      Regulation FD Disclosure.

As previously disclosed in the Current Report on Form 8-K dated November 7, 2005 of Financial Security Assurance Holdings Ltd. (the “Company”), on that date, after consultation with the Audit Committee of the Board of Directors, the Company’s management concluded that the Company will be required to restate its previously issued financial statements for the years ended December 31, 2002, 2003 and 2004 and the quarters ended March 31 and June 30, 2005, reflecting a restatement of the Company’s financial results for the years 2001 through 2004 and the first two quarters of 2005.  The Company’s previously issued financial statements for these periods should therefore no longer be relied upon.

At the same time, management of the Company concluded that the financial statements of Financial Security Assurance Inc. ( “FSA”), a wholly-owned subsidiary of the Company, would be restated for the same periods as well.  The Restated Consolidated Financial Statements and Report of Independent Registered Public Accounting Firm of FSA for the years ended December 31, 2002, 2003 and 2004 are attached hereto as Exhibit 99.1.  The Restated Condensed Consolidated Financial Statements of FSA for the three-month period ended March 31, 2005 and the six-month period ended June 30, 2005 are attached hereto, as Exhibits 99.2 and 99.3.  Also attached hereto as Exhibit 99.4 are the Condensed Consolidated Financial Statements of FSA for the nine-month period ended September 30, 2005.

Item 9.01.              Financial Statements and Exhibits.

(c)  Exhibits.

99.1	Financial Security Assurance Inc. and Subsidiaries Restated Consolidated Financial Statements and Report of Independent Registered Public Accounting Firm for December 31, 2004.
99.2	Financial Security Assurance Inc. and Subsidiaries Restated Condensed Consolidated Financial Statements for March 31, 2005.
99.3	Financial Security Assurance Inc. and Subsidiaries Restated Condensed Consolidated Financial Statements for June 30, 2005.
99.4	Financial Security Assurance Inc. and Subsidiaries Condensed Consolidated Financial Statements for September 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Date: November 21, 2005	By:	/s/ Bruce E. Stern
		Name:	Bruce E. Stern
		Title:	General Counsel and Managing Director

EXHIBIT INDEX

Exhibit Number	Description

99.1	Financial Security Assurance Inc. and Subsidiaries Restated Consolidated Financial Statements and Report of Independent Registered Public Accounting Firm for December 31, 2004.
99.2	Financial Security Assurance Inc. and Subsidiaries Restated Condensed Consolidated Financial Statements for March 31, 2005.
99.3	Financial Security Assurance Inc. and Subsidiaries Restated Condensed Consolidated Financial Statements for June 30, 2005.
99.4	Financial Security Assurance Inc. and Subsidiaries Condensed Consolidated Financial Statements for September 30, 2005.